SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT

                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         September 15, 1999
                                                _____________________________


                         JACKSONVILLE BANCORP, INC.
                         __________________________


        TEXAS                     0-28070                  75-2632781
_____________________________________________________________________________
(State of Incorporation)      (Commission File)             (IRS No.)



COMMERCE AND NECHES STREET         JACKSONVILLE, TEXAS           75766
_____________________________________________________________________________
(Address of Principal Executive Offices)                      (Zip Code)



                             (903) 586-9861
_____________________________________________________________________________
          (Registrant's Telephone Number, Including Area Code)



                              NOT APPLICABLE
_____________________________________________________________________________
      (Former Name or Former Address, if changed since last report)







Item 5.   OTHER EVENTS

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated September 15, 1999


































                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Jacksonville Bancorp, Inc.



Date:       09/15/99                   By:  /s/  Jerry Chancellor
      _______________                      ______________________
                                           Jerry Chancellor
                                           President